UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2003

Nexstar Broadcasting Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-86994	23-3083125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Lake Carolyn Parkway, Suite 1450

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

On September 12, 2003, Nexstar issued a press release in connection with reaching a definitive agreement to acquire Quorum Broadcasting. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.    Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned here unto duly authorized.

Nexstar Broadcasting Group, Inc.

/S/ G. ROBERT THOMPSON
Date: September 15, 2003	By:	G. Robert Thompson
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release by Nexstar Broadcasting Group, Inc. on September 12, 2003 in connection with reaching a definitive agreement to acquire Quorum Broadcasting.